Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of The Arena Group Holdings, Inc., a Delaware corporation (the “Company”), does hereby certify that, to the best of his knowledge:

1.	The Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 15, 2025	/s/ PAUL EDMONDSON
Date	Paul Edmonson Chief Executive Officer (Principal Executive Officer)